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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): - February 4, 2005

                            Surge Global Energy, Inc.
                            -------------------------
               (Exact name of registrant as specified in charter)


   Delaware                        000-24269                     34-1454529
   --------                        ---------                     ----------
Jurisdiction of                  Commission File              I. R. S. Employer
 Incorporation                       Number                    Identification
                                                                   Number

              12220 El Camino Real, Suite 410, San Diego, CA 92130
              ----------------------------------------------------
                    (Address of principal executive offices)

                   Registrant's telephone number: 858-704-5010
                                                  ------------


                                 Not Applicable
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 7.01.        Regulation FD Disclosure.
                  -------------------------

         On February 4, 2005, Surge Global Energy, Inc. issued a press release announcing it has signed a non-binding letter of intent to acquire a 40% working interest in Alberta, Canada acreage for $10 million in cash and one-third of its outstanding common stock. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

         In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This report does not constitute a determination of whether any information included in this report is material.


Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------

         (c)      Exhibits

         99.1 Press Release announcing non-binding letter of intent to acquire a 40% working interest in Alberta, Canada acreage, dated February 4, 2005



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Surge Global Energy, Inc.

                                        Signature: /s/ Fred W. Kelly
                                                   -----------------------------
                                             Name: Fred W. Kelly
                                            Title: Chief Executive Officer

Dated:   February 8, 2005





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                                INDEX TO EXHIBITS


Exhibit  Number                            Description
--------------------------------------------------------------------------------

Exhibit 99.1 Press Release announcing non-binding letter of intent to acquire a 40% working interest in Alberta, Canada acreage, dated February 4, 2005